UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2020

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of Principal Executive Offices)	46140 (Zip Code)

Registrant’s telephone number including area code: (877) 352-6261

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, no par value	ELAN	New York Stock Exchange
5.00% Tangible Equity Units	ELAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 22, 2020, Elanco Animal Health Incorporated (“Elanco”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) by and among Elanco and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives (the “Common Stock Representatives”) of the several underwriters named in Schedule I thereto (the “Common Stock Underwriters”), pursuant to which Elanco agreed to sell 22,694,732 shares of its common stock, no par value (the “Common Stock”) at a public offering price of $32.00 per share (the “Common Stock Offering”). In connection with the Common Stock Offering, Elanco granted the Common Stock Underwriters an option to purchase up to an additional 2,269,473 shares of Common Stock (the “Optional Shares”). On January 23, 2020, the Representatives notified Elanco, on behalf of the Common Stock Underwriters, that the Common Stock Underwriters had elected to exercise their option to purchase the Optional Shares in full. As a result, Elanco issued and sold a total of 24,964,205 shares of its Common Stock, including 2,269,473 shares for which the option had been exercised in full.

In addition, on January 22, 2020, Elanco entered into an underwriting agreement (the “Units Underwriting Agreement” and, together with the Common Stock Underwriting Agreement, the “Underwriting Agreements”) by and among Elanco and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives (the “Units Representatives”) of the several underwriters named in Schedule I thereto (the “Units Underwriters” and, together with the Common Stock Underwriters, the “Underwriters”), pursuant to which Elanco agreed to sell 11,000,000 of its 5.00% tangible equity units (“Units”) at a public offering price of $50.00 per Unit (the “Units Offering” and, together with the Common Stock Offering, the “Offerings”). The Offerings closed on January 27, 2020.

The sale of Common Stock and Units was made pursuant to Elanco’s registration statement on Form S-3ASR (File No. 333-235991), including the prospectus supplements, each dated January 22, 2020, to the prospectus contained therein, dated January 21, 2020, filed by Elanco with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Units

Elanco issued the Units and Purchase Contracts (as defined below) under a purchase contract agreement (the “Purchase Contract Agreement”), dated as of January 27, 2020, between Elanco and Deutsche Bank Trust Company Americas, as purchase contract agent, as attorney-in-fact for holders of Purchase Contracts and as trustee under the indenture referred to below. Elanco issued the Amortizing Notes (as defined below) under an indenture dated as of August 28, 2018 (the “Base Indenture”), as supplemented by a second supplemental indenture, dated as of January 27, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between Elanco and Deutsche Bank Trust Company Americas, as trustee.

Each Unit offered is composed of (i) a prepaid stock purchase contract issued by Elanco (each, a “Purchase Contract”) pursuant to which Elanco will deliver to the holder, not later than February 1, 2023 (subject to postponement in certain limited circumstances, the “mandatory settlement date”), unless earlier settled, a number of shares of Common Stock per Purchase Contract equal to the settlement rate described below, and (ii) a senior amortizing note issued by Elanco (each, an “Amortizing Note”) with an initial principal amount of $7.2007 that pays equal quarterly installments of $0.6250 per Amortizing Note (except for the May 1, 2020 installment payment, which will be $0.6528 per Amortizing Note), which cash payment in the aggregate will be equivalent to 5.00% per year with respect to each $50 stated amount per Unit.

Purchase Contracts

Unless previously settled at the holder’s or Elanco’s option, for each Purchase Contract Elanco will deliver to holders on the mandatory settlement date a number of shares of Common Stock. The number of shares of Common Stock issuable upon settlement of each Purchase Contract (the “settlement rate”) will be determined as follows:

•	if the Applicable Market Value (as defined below) of the Common Stock is greater than the threshold appreciation price, which is initially approximately equal to $38.40, then the holder will receive 1.3021 shares of Common Stock for each Purchase Contract (the “minimum settlement rate”);

•	if the Applicable Market Value of the Common Stock is less than or equal to the threshold appreciation price but greater than or equal to the reference price, which is initially approximately equal to $32.00, then the holder will receive a number of shares of Common Stock for each Purchase Contract equal to $50.00, divided by the Applicable Market Value; and

•	if the Applicable Market Value of the Common Stock is less than the reference price, then the holder will receive 1.5625 shares of Common Stock for each Purchase Contract (the “maximum settlement rate”).

The “Applicable Market Value” means the arithmetic average of the VWAPs (as defined in the Purchase Contract Agreement) per share of the Common Stock on each of the 20 consecutive trading days beginning on, and including, the 21st scheduled trading day immediately preceding February 1, 2023. The minimum settlement rate and the maximum settlement rate are each subject to adjustment as provided in the Purchase Contract Agreement.

At any time prior to 5:00 p.m., New York City time, on the second scheduled trading day immediately preceding February 1, 2023, a holder of Purchase Contracts may settle any or all of its Purchase Contracts early, in which case Elanco will deliver a number of shares of Common Stock per Purchase Contract equal to the minimum settlement rate. In addition, at any time prior to the second scheduled trading day immediately preceding February 1, 2023, if a “Fundamental Change” (as defined in the Purchase Contract Agreement) occurs, holders may settle any or all of their Purchase Contracts early. If a holder elects to settle its Purchase Contracts early in connection with such Fundamental Change, it will receive a number of shares of Common Stock (and any cash payable for fractional shares) per Purchase Contract based on the “Fundamental Change Early Settlement Rate” as defined in, and in accordance with, the Purchase Contract Agreement. In either case, upon early settlement at a holder’s election of a Purchase Contract that is a component of a Unit, the corresponding Amortizing Note will remain outstanding and be beneficially owned by or registered in the name of, as the case may be, the holder who elected to settle the related Purchase Contract early.

On or after November 1, 2020, Elanco may elect to settle all, but not less than all, outstanding Purchase Contracts at the “early mandatory settlement rate.” The “early mandatory settlement rate” will be the maximum settlement rate as of the relevant notice date. If Elanco elects to settle all the Purchase Contracts early, holders will have the right to require Elanco to repurchase their Amortizing Notes on the terms set forth in the Supplemental Indenture.

Amortizing Notes

Each Amortizing Note will have an initial principal amount of $7.2007, will bear interest at a rate of 2.75% per annum and will have a final installment payment date of February 1, 2023. On each February 1, May 1, August 1 and November 1, commencing on May 1, 2020, Elanco will pay equal quarterly cash installments of $0.6250 per Amortizing Note (except for the May 1, 2020 installment payment, which will be $0.6528 per Amortizing Note), which will constitute a payment of interest and a partial repayment of principal, and which cash payment in the aggregate per year will be equivalent to 5.00% per year with respect to the $50 stated amount per Unit. The Amortizing Notes will be the direct, unsecured and unsubordinated obligations of Elanco and will rank equally with all of the existing and future other unsecured and unsubordinated indebtedness of Elanco.

If Elanco elects to settle the Purchase Contracts early, holders of Amortizing Notes will have the right to require Elanco to repurchase their Amortizing Notes for cash at the repurchase price set forth in the Supplemental Indenture.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Amortizing Notes then outstanding may declare the unpaid principal of the Amortizing Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to Elanco, the principal amount of the Amortizing Notes together with any accrued and unpaid interest thereon will automatically become due and payable.

General

Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be transferred independently and combined to create a Unit, in each case in accordance with the terms of the Purchase Contract Agreement.

The New York Stock Exchange has approved Elanco’s application to list the Units under the symbol “ELAT,” and Elanco expects trading on the New York Stock Exchange to begin on January 30, 2020. However, Elanco will not initially apply to list the separate Purchase Contracts or the separate Amortizing Notes on any securities exchange or automated inter-dealer quotation system.

Elanco intends to use the net proceeds from the Offerings to pay a portion of the consideration for the previously announced acquisition (the “Acquisition”) of the animal health business of Bayer AG (the “Business”), to repay indebtedness outstanding under Elanco’s existing term loan facility and to pay related fees and expenses. If the Acquisition is not consummated, Elanco intends to use the net proceeds from the Offerings for general corporate purposes. Certain of the Underwriters and/or their affiliates are lenders under Elanco’s existing term loan facility and will receive a portion of the net proceeds from the Offerings.

The foregoing descriptions of the Units, the Purchase Contracts and the Amortizing Notes are summaries and are not meant to be complete descriptions of the Units, the Purchase Contracts and the Amortizing Notes. Each summary is qualified in its entirety by the Purchase Contract Agreement (including the forms of Unit and Purchase Contract), and the Supplemental Indenture (including the form of Amortizing Note), as applicable, which are filed as Exhibits 4.1 and 4.4, respectively, to this Current Report and are incorporated herein by reference as though each were fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Cautionary Note Regarding Forward Looking Statements

Statements in this report that are not strictly historical, including statements regarding the Acquisition, the listing of the Units and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: (1) the inability to consummate the Acquisition in a timely manner; (2) the failure of the Acquisition to close for any other reason; (3) the possibility that the integration of the Business and its operations with those of Elanco may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to the Business’s or Elanco’s existing businesses; (4) the effect of the announcement of the Acquisition on Elanco’s or Bayer AG’s respective business relationships, operating results and business generally; (5) diversion of Elanco and Bayer AG management’s attention from ongoing business concerns; (6) the ability to obtain or consummate debt or equity financing or refinancing related to the Acquisition upon acceptable terms or at all; (7) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Acquisition; (8) negative effects of the announcement or the consummation of the Acquisition on the market price of the Elanco Common Stock, including as it impacts the Elanco Common Stock consideration due to Bayer AG upon completion of the Acquisition; (9) the ability of Elanco to retain and hire key personnel; (10) management’s response to any of the aforementioned factors; and (11) other factors that may affect future results of Elanco described in the section entitled “Risk Factors” in Elanco’s prospectus supplements, filed with the SEC on January 24, 2020, and Elanco’s other filings with the SEC. The forward-looking statements made herein speak only as of the date hereof and Elanco does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated January 22, 2020, among Elanco Animal Health Incorporated and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto, relating to the Common Stock.
1.2	Underwriting Agreement, dated January 22, 2020, among Elanco Animal Health Incorporated and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto, relating to the Units.
4.1	Purchase Contract Agreement, dated as of January 27, 2020, between Elanco Animal Health Incorporated and Deutsche Bank Trust Company Americas, as purchase contract agent, as attorney-in-fact for holders of the purchase contracts referred to therein and as trustee under the indenture referred to therein.
4.2	Form of Unit (included in Exhibit 4.1).
4.3	Form of Purchase Contract (included in Exhibit 4.1).
4.4	Second Supplemental Indenture, dated as of January 27, 2020, between Elanco Animal Health Incorporated and Deutsche Bank Trust Company Americas, as trustee.
4.5	Form of Amortizing Note (included in Exhibit 4.4).
5.1	Opinion of Barnes & Thornburg LLP.
5.2	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.
23.1	Consent of Barnes & Thornburg LLP (included in Exhibit 5.1).
23.2	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.2).
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Elanco Animal Health Incorporated

Date: January 27, 2020	By:	/s/ Michael-Bryant Hicks
		Name:	Michael-Bryant Hicks
		Title:	Executive Vice President, General Counsel and Corporate Secretary